Exhibit 99.1

Greater Bay Bancorp

Investor Presentation

May 2006

1

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the local, national and international levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) government regulation, including ABD’s receipt of requests for information from state insurance commissioners and subpoenas from state attorneys general related to the ongoing insurance industry-wide investigations into contingent commissions and override payments; and (3) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

2

Company Profile As of March 31, 2006

Total	Assets $7.1 billion
Core	Loans (1) $4.5 billion
Core	Deposits (2) $4.5 billion
Q1	Net Income $25.9 million
Q1	Diluted EPS $0.46
Common	Shares Outstanding $0.3 million
Common	Equity $690 million
Market	Capitalization (3) $1.39 billion
Q1	ROA / ROCE 1.47% / 15.42%
(1)	Excludes purchased loans
(2)	Excludes brokered and wholesale institutional deposits
(3)	As of April 30, 2006
3

Investment Rationale

Largest independent banking franchise in Northern California operating in lucrative San Francisco Bay Area regional market.

Established track record as acquirer of choice.

Proven record of organic growth and in-market expansion.

Diversified provider of financial services in four distinct business areas.

Mitigates geographic concentration of banking business and sector-specific earnings volatility.

Reduces spread income dependence.

4

Investment Rationale

Strong financial fundamentals and sound credit metrics.

Experienced and proven executive management team.

Leading to long-term record of superior shareholder return.

5

An Exceptional Regional Market

6

Greater San Francisco Bay Area

7

Greater San Francisco Bay Area Profile

Recognized global leadership in technological innovation, advancement, and growth.

Unmatched concentration of venture capital funding and investment.

Entrepreneurial spirit and results-oriented ethic.

Highest levels of worker productivity and per capita income in the nation.

Highest level of workforce education in the nation.

Exceptionally strong international trade position.

8

Diversified Financial Services Provider

Diversified Financial Services Provider

Greater Bay Bancorp

Regional

Community Banking

Loans of $3.0 billion

Core deposits of $4.4 billion

12 distinct community

bank brands

40 offices

Relationship based

Centralized operations,

international and cash

management support

Regional in scope

Specialty Finance

Assets of $1.6 billion

Commercial finance to

health care businesses

Small ticket leasing

Factoring and asset

based lending

SBA lending

National in scope

Insurance Brokerage

Annual premiums

of $2.2 billion

2005 annual revenues

of $154 million*

Offering P&C and D&O,

employee benefits, risk

management services

No underwriting risk

Western U.S. in scope

Wealth Management

Trust and private

banking

AUM in excess of $650

million

Regional in scope

*	Includes Lucini/Parish which was acquired May, 2005.

Regional Community Banking

Regional Community Banking Business

Operating 12 separate business dbas under single consolidated charter – 40 office locations throughout the Greater Bay Area.

Common data processing platform, credit policies and operating procedures – served and supported by single administrative staff.

Relationship focused:

Loans: Commercial ($500M-5MM), CRE ($1-10MM), and construction ($1-10MM) credit opportunities.

Deposits: Full suite of business and personal products.

Local people in local markets making local decisions based upon local knowledge.

Greater Bay Community Banking – Today

Community Banking Group Profile

Community

Banking

Group

Peninsula/

San Mateo County

Mid-Peninsula Bank

Peninsula Bank of

Commerce

Bay Area Bank

Santa Clara

County

Cupertino National

Bank

San Jose National

Bank

Bank of Santa Clara

San Francisco/

Marin Counties

Golden Gate Bank

Greater Bay Bank-

Marin

Alameda

County

Bay Bank of

Commerce

Greater Bay Bank-

Fremont

Contra Costa

County

Mt. Diablo National

Bank

Greater Bay Bank-

Walnut Creek

Santa Cruz/

Monterey Counties

Coast Commercial

Bank

Greater Bay Bank-

Carmel

Sonoma

County

Bank of Petaluma

Total Loans: $3.0 billion

Core Deposits: $4.4 billion

Note: Figures shown as of 03/31/06.

Client-Centric Banking Model

Install

Sell

Service

Craft

Locate and

Diagnose

1
5
4
2
3

Client

Link and

Build

6

Relationship

Management

Business

Development

Business Development Group Initiatives

Proven executive hired in Q4 2005 to develop and manage group.

Modeling, tracking, and compensation plans completed.

Five proven BDOs recruited to date.

Including top Northern California performers from two major competitors.

And virtually all from large bank sources.

Targeted to grow to 15 by the end of 2006.

Each producer modeled to generate $20MM in annual loan/line commitments.

Commercial and owner-occupied CRE in nature.

Target size of $1-5MM per loan commitment.

Core Deposit Balances(1)

($ in Billions)

$4.43

$4.56

$4.81

$4.56

$4.47

$0.00

$2.00

$4.00

$6.00

2002

2003

2004

2005

Q1 ‘06

(1)	Core deposits exclude brokered and wholesale institutional deposits.

Community Banking Core Deposits (1) As of March 31, 2006

By Region

By Type

Demand

23%

MMDAs

39%

Savings &

NOW

26%

Other Time

Deposits

3%

Time

Deposits

>$100

9%

Santa Cruz & Monterey 6%

Contra Costa 13%

Alameda 4%

marin 2%

San Francisco 5%

Santa Clara 38%

San Mateo 28%

(1)	Core deposits exclude brokered and wholesale institutional deposits.

Cumulative Change in Cost of Interest-Bearing Core Deposits vs. Change in Three-Month Libor

Cumulative

%Change

-0.5%

0.0%

0.5%

1.0%

1.5%

2.0%

2.5%

3.0%

3.5%

4.0%

‘12/31/03

‘12/31/04

‘12/31/05

Q1 ‘06

GBBK IB Core

Three-Month Libor

Specialty Finance

Specialty Finance Business

Collection of discrete businesses focused on acquisition and servicing/sale of value-based assets where execution, efficiency, standardization, and productivity are essential to optimizing profitability.

Transaction rather than relationship-based.

Relationships essentially limited to intermediaries who source the business (dealers, distributors, etc.).

Mandate to compete at high end of credit quality spectrum.

No deviation from target borrower – very disciplined.

Intense focus on perpetual growth of credit risk knowledge and on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile

Note: Figures as of 03/31/06.

Total Assets: $1.6 billion

Professional dental

and veterinary term

commercial financing

National in scope

Matsco

Small-ticket leasing

National in scope

Greater Bay

Capital

Factoring and asset-

based lending

National in scope

Greater Bay

Business Funding

504 and 7(A) business

sourced direct and via

community banks

Regional in scope

SBA

Lending

Start-up venture aimed

at brokering or retaining

high quality SFD REL

Regional in scope

Residential

Mortgage Lending

Specialty

Finance

Group

Specialty Finance Group Loan Growth By Business Line – 03/31/06 vs. 12/31/05

%

03/31/06	12/31/05 Change Annualized
($	in Millions) Growth
Matsco	$ 907 $ 885 $ 22 10%
Greater	Bay Capital(1) 198 180 18 40%
Greater	Bay Business 99 108 —9—33%
Funding
SBA	Lending 254 255 —1 -1%
Group	Total $ 1,458 $ 1,428 $ 30 8%

(1) Excludes operating lease totals of $60.9 million at 03/31/06 and $65.4 million at 12/31/05.

Credit Portfolio Profile

Core Loan Portfolio Composition(1) Combined Community Banking and Specialty Finance

($ in Billions)

$5 $ 4.51 $ 4.81 $ 4.55 $ 4.47 $ 4.50 $ 4.51
11%
14%	10% 9% 9% 8%
$4
17%
13%	19% 23% 26% 27%
$3 24%
23%
26%	22% 20% 19%
$2 15%
16%	12% 11% 14% 15%
$1 36%
33%	36%
31%	31%* 31%*
$—
2001	2002 2003 2004 2005 Q1 2006
Commercial-Term	RE Construction and Land
Commercial	Commercial-Specialty Finance (2) SNC/Residential/All Other
(1)	Gross of Deferred Fees and Discounts and excludes purchased loans.
(2)	Includes Matsco, GBC and GBBF only.

*Results for 2005 and 2006 reflect reclassification of approximately 3% of portfolio representing SBA loans secured by commercial real estate from the commercial loan to the CRE loan category.

Commercial Real Estate – Term Portfolio Composition As of March 31, 2006

By Type

By County

Total—$1.4 Billion

Office

36%

Retail

21%

Industrial

16%

Warehouse

6%

Self Storage

2%

Other

10%

R&D

4%

Hotel/Motel

5%

Monterey 2%

Santa Curz 5%

Marin 6%

Contra Costa 7%

Sonoma 7%

San Francisco 8%

San Mateo 10%

Alameda 14%

Santa Clara 33%

Other 8%

Commercial Real Estate Term Loan Outstandings by Vintage

($ in Millions)

Total Outstandings = $1.4 billion

12%

10%

7%

10%

18%

12%

10%

13%

8%

$0

$100

$200

$300

Pre

1998

1999

2000

2001

2002

2003

2004

2005

Q1 ‘06

Bay Area Office Market

Rental and Vacancy Trends

Source: BT Commercial

Rent Per SF

Vacancy Rate

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

1999

2000

2001

2002

2003

2004

2005

Q1 ‘06

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

Avg Rent

Vacancy

Construction Loan Portfolio 2002 vs. 2006

December 31, 2002

March 31, 2006

Total—$557 Million

Total—$560 Million

1-4 SFR

38%

Multifamily

18%

Office

29%

Industrial

1%

Self Storage

3%

Retail

2%

Other

9%

1-4 SFR

48%

Multifamily

32%

Office

7%

Retail

4%

Land

2%

Self Storage

2%

R&D

2%

Other

3%

Construction Loan Portfolio Composition As of March 31, 2006

By County

Total—$560 Million

Santa Clara

27%

San

Francisco

15%

San Mateo

14%

Alameda

9%

Santa Cruz

8%

Contra Costa

7%

Sacramento

4%

San Diego

3%

Other

5%

Marin

2%

Solano

2%

Monterey

2%

Sonoma

2%

By LTV

By Total Commitment Size

Total—$468 Million

1-4 Family Construction Loan Portfolio Commitments As of 03/31/06

40%

15%

20%

19%

6%

< 60%

60-65%

65-70%

70-75%

75-80%

47%

19%

10%

8%

7%

9%

Under $5MM

$5-10MM

$10-15MM

$15-20MM

$20-25MM

Over $25MM

Commercial Insurance Brokerage

Commercial Insurance Services Business

Acquired ABD Insurance and Financial Services in March 2002 – a highly-respected provider of commercial insurance brokerage and risk management services.

Largest brokerage firm headquartered on the West Coast and 15th largest in the nation.(1)

And 4th largest bank-owned firm in the country.

Diversified property and casualty (65%) and employee benefit (35%) revenue streams.

Key strengths in technology, biotech, wine, construction, and agribusiness industry sectors.

(1)	Source: Business Insurance Magazine – July 18, 2005

Strategic focus on disciplined expansion (via organic growth and acquisitions) into key western regional markets.

To leverage existing lines of business expertise – and to develop enhanced “provider-of-choice” branding and pricing positions.

Highly successful expansion into Seattle is indicative of both capabilities and expectations.

Completed acquisition of highly regarded Lucini/Parish firm in Nevada – May 1, 2005.

Commercial Insurance Services Business

Commercial Insurance Services Group

2005 Premium Volume: $2.2 billion

2005 Commission & Fee Revenue: $154 million*

*Includes Lucini/Parish which was acquired May, 2005.

Bay Area

Sacramento

Additional Major

Western Regional

Markets

Los Angeles/

Southern CA

Seattle

Reno

ABD Insurance and

Financial Services

Increased Non-Interest Revenue Contribution*

* As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million.

Non-Interest Income as % of Total Revenue

40%

31%

37%

44%

47%

18%

1

3%

25%

12%

28%

12%

32%

12%

35%

1
2

%

2002

2003

2004

2005

Q1 ‘06

ABD

Other Fee-Based

Sound Credit Metrics

Net Charge-Offs

($ in Millions)

$54.8

$31.6

$17.7

$11.3

$0.043

$0

$10

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

Q1 ‘06

Net Charge-Offs by Loan Type

($ in millions)

$0

$5

$10

$15

$20

2003

$9.6

$10.3

$5.6

$5.2

$0.9

2004

$6.6

$3.0

$3.0

$4.6

$0.5

2005

$4.6

$0.0

$2.1

$2.7

$1.9

Q1 ‘06

$0.732

$0.00

$0.298

-$0.910

-$0.077

Matsco

SNC

C & I

CRE &

Construction

Consumer

Non-Performing Assets by Loan Type

$49

$42

$59

$44

($ in millions)

$53

$88*

$73*

$72*

*	Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $36.8MM 12/31/05.

$33

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

3/31/04

6/30/04

9/30/04

12/31/04

3/31/05

6/30/05

9/30/05

12/31/05

3/31/06

CRE

Const./Land

Commercial

Corp. Finance

Matsco/GBC

All Other

Allowance and Net Charge-Off Levels

0%

1%

1%

2%

2%

3%

3%

‘3/02

‘9/02

‘3/03

‘9/03

‘3/04

‘9/04

‘3/05

‘9/05

‘3/06

% of Loans

GBBK Annualized Net Charge-Off Rate

GBBK Allowance as % of Loans

Peer Allowance as % of Loans

Strong Financial Indicators

Capital Strength

Capital Ratios Regulatory Well-Capitalized Standard 2004 2005 Q1 ‘06

Tang Common Equity/Tang n/a 6.1% 5.6% 5.9% Assets (1)

Leverage Ratio 5.0% 10.7% 10.4% 10.8%

Tier 1 Risk-Based Capital 6.0% 13.0% 12.0% 12.5%

Total Risk-Based Capital 10.0% 14.3% 13.3% 13.7%

(1) Common equity less intangible assets divided by tangible assets.

Net Interest Margin Levels

4.35%

4.36%

5.29%

5.56%

4.86%

4.52%

4.20%

4.36%

7.75%

7.25%

8.50%

9.50%

5.00%

4.25%

4.00%

5.25%

2%

4%

6%

8%

10%

12/99

12/00

12/01

12/02

12/03

12/04

12/05

03/06

GBBK’s Avg. Margin

Prime Rate

Interest Rate Risk Profile

Greater Bay is fundamentally neutral with current slight bias to net asset-sensitive position.

Balance sheet actively managed to sustain slightly net asset sensitive position.

Yields on $1.8 billion of loans and securities adjust coincident with market rate movements.

Restrained upward deposit pricing.

Wholesale financing duration extensions.

Investment portfolio continues to be managed for minimal credit and controlled extension risk.

Quality Management

Experienced and Committed Management Team

Officer Name Experience

Chief Executive Officer Byron A. Scordelis Wells Fargo, Bank of America, EurekaBank

Chief Financial Officer James S. Westfall Bank of America

Chief Risk Officer Kenneth Shannon Cal Fed, OTS

Human Resources Peggy Hiraoka Stanford University, Bank of America, EurekaBank

Community Banking Colleen M. Anderson Wells Fargo

Specialty Finance Keith Wilton Wells Fargo, ATT Capital

Insurance Brokerage Dan R. Francis ABD, Minet, COMPRO

Focus on the Future

2006 Accomplishments of Note

Continuation of solid and quality growth realized in specialty finance and commercial insurance brokerage businesses.

Successful strategic insurance acquisition completed.

Expansion of GBC franchise sustained.

Repositioning of community bank asset portfolio proceeding in concert with stated objectives.

Balance migration from CRE to construction.

BDO initiative established and growing.

Key risk and control metrics favorably reflect devotion of focus and resources.

Credit quality trends sustainably strengthening.

SOX compliance efforts consistent with control-based ethic.

Key Objectives

Restore and drive top-line revenue growth.

Quality loan and deposit growth in target product types and client profiles.

Focus on C&I, construction, and specialty finance asset areas.

Continued acceleration of insurance and other fee revenue sources.

Redoubled focus on pricing disciplines.

Achieve and sustain increased cost efficiency.

Rationalize responsibilities and structures.

Realize growth without added recurring cost.

Key Objectives

Pursue expansion of all existing business lines.

Be regarded as “best of breed” in all control endeavors.

Regulatory, compliance, accounting, SOX, and enterprise-wide risk management.

Portfolio concentration and credit quality.

Interest rate risk management.

Be an active force for positive change in the communities that we serve.

Outlook for 2006

Our full year guidance for 2006 is as follows:

Core Loan Growth – based on the current forecast of moderate economic growth in our primary market area coupled with a planned increase in our lending and relationship management staff, we anticipate core loan portfolio growth in the mid to high single digit range, with this growth concentrated in the second half of the year.

Core Deposit Growth – we anticipate core deposit growth in the low single digits, and intend to adjust our use of institutional time deposits and other non-relationship funding sources to meet funding needs not satisfied by core deposit and capital funding sources.

Credit Quality – based on our continued aggressive credit risk management and the current economic outlook, we anticipate net charge-offs from 15 basis points to 25 basis points of average loans outstanding.

Net Interest Margin – based on the Company’s anticipated core loan and deposit growth and its slightly net asset interest rate sensitivity position, we expect the margin to fluctuate in the 4.20% to 4.40% range.

Focus on Shareholder Value

GBBK Share Price Performance

Cumulative Appreciation

0%

100%

200%

300%

400%

500%

600%

700%

800%

11/27/1996

1997

1998

1999

2000

2001

2002

2003

2004

Q1 2005

Q2 2005

Q3 2005

Q4 2005

Q1 2006

GBBK

S&P Bank Index

S&P 500

Nasdaq Bank Index

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55